UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) October 27, 2006
PURE BIOFUELS CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-50903 (Commission File Number)	47-0930829 (IRS Employer Identification No.)

Calle Los Eucharis 150, Dpt. 201, Monternico, Surco, Lima 33 Peru
Telephone No.: (511) 251-4646
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

N/A (Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)  Not applicable.

(b)  On October 27, 2006, the Company received the resignation of David Clifton as a director of the Company. To the best knowledge of the President and CEO of the Company, Mr. Clifton resigned due to personal reasons and not due to any disagreement between Mr. Clifton and management or the Board relating to the Company's operations, policies or practices. Mr. Clifton remains as the Vice President of the Company.

(c)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PURE BIOFUELS CORP.
Date: October 27, 2006	By: /s/ Luis Goyzueta Luis Goyzueta, CEO & President